                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549
                                 FORM 8-K


                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                              -----------


           Date of Report (Date of earliest event reported):


                 November 13, 2003 (November 3, 2003)
              -----------------------------------------

                    CRIIMI MAE FINANCIAL CORPORATION
       (Exact name of registrant as specified in its charter)




    Maryland                     33-94694                   52-1931369
  (State of                    (Commission                 (IRS Employer
 incorporation)                File Number)              Identification No.)


  11200 Rockville Pike, Rockville, Maryland        20852
  -----------------------------------------    ---------------
  (Address of principal executive offices)       (Zip Code)


                             (301) 816-2300
  ----------------------------------------------------------------
         (Registrant's telephone number, including area code)


  ----------------------------------------------------------------
   (Former name or former address, if changed since last report)

                     Exhibit Index is on Page 4

     Item 5. Other Events
             ------------

     Attached hereto is the Report to Mortgage Certificateholders for the payment date November 3, 2003, concerning CRIIMI MAE Financial Corporation's 7.00% Collateralized Mortgage Obligations due January 1, 2033.

     Item 7. Financial Statements and Exhibits
             ---------------------------------

     Exhibit 20.1 CRIIMI MAE Financial Corporation 7.00% Collateralized Mortgage Obligations due January 1, 2033, Report to Mortgage Certificateholders dated November 3, 2003.

                                S I G N A T U R E

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                      CRIIMI MAE Financial Corporation


November 13, 2003                     /s/Cynthia O. Azzara
-----------------                     -------------------------------
                                      Cynthia O. Azzara
                                      Its:  Executive Vice President,
                                            Chief Financial Officer,
                                            and Treasurer

                     Index to Exhibits



Exhibit No.                Description                                 Page
-----------                -----------                                 ----
20.1                       CRIIMI MAE                                   5
                           Financial Corporation
                           7.00% Collateralized
                           Mortgage
                           Obligations due
                           January 1, 2033,
                           Report to Mortgage
                           Certificateholders
                           dated November 3, 2003

Exhibit 20.1
------------
U.S. Bank
U.S. Bank Corporate Trust Services              Payment Date:  November 3, 2003
Trustee's Report to Certificateholders          Record Date:   October 20, 2003

Contents

Principal and Interest Details      6     Delinquency                   7
Balance Information                 6     Other Information             8
                                          Supplemental Loan Level remittance
                                          and delinquency information   9

Report Sections                   Preparer
---------------                   --------
 Distribution Date Statement       Trustee

U.S. Bank Information Delivery Vehicles
------------------------------------------
Web Site:                                 http://corporatetrust.statestreet.com
For other information delivery requests:  ct.information.delivery@usbank.com

Deal-Specific Contacts
----------------------
Account Officer (trustee and paying agent
    questions):                               Daniel Scully    (617) 603-6407
Account Administrator (analytics and
    collateral questions):                    Jason Soulia     (617) 603-6437
Servicer        CRIIMI MAE                    Karen Walter     (301) 468-3194

Rating Agency Contacts
----------------------
Fitch IBCA, Inc.                        Moody's Investors Service
One State Street Plaza                  99 Church Street
New York, New York  10004               New York, New York  10007
(212) 908-0500                          (212) 553-0300

Standard & Poor's Rating Services
55 Water Street
New York, New York  10041
(212) 438-2430

Disclaimer Notice
-----------------

     This report has been prepared by, or is based on information furnished to U.S. Bank Corporate Trust Services ("US Bank") by, one or more third parties (e.g. Servicers, Master Servicer, etc.) and U.S. Bank has not independently verified information received from or prepared by any such third party. U.S. Bank shall not and does not undertake responsibility for the accuracy, completeness, or sufficiency of this report or the information contained herein for any purpose, and U.S. Bank makes no representations or warranties with respect thereto. The information in this report is presented here with the approval of the Issuer solely as a convenience for the user, and should not be relied upon without further investigation by any user contemplating an investment decision with respect to the related securities.

CRIIMI MAE Financial Corporation
7.00% Collateralized Mortgage Obligations
Payment Date:  November 3, 2003

Principal Distribution Detail

                            Scheduled                 Principal           FHA Insurance          Realized          Net Principal
                            Principal                Prepayments            Proceeds              Losses           Distribution
                           ------------              ------------         -------------          --------          -------------
FHA Mortgages              $  23,326.07              $  0.00           $      0.00               $   0.00          $  23,326.07
GNMA                       $  44,348.60              $  0.00                  N/A                $   0.00          $  44,348.60
Total                      $  67,674.67              $  0.00           $      0.00               $   0.00          $  67,674.67

Interest Distribution Detail
                                                                                                           Net Int. Dist.
                                                     Interest                Interest Strip                Incl. Prepay
                                                      Amount                     Amount                        Penalty
                                                   -------------             -------------                 --------------
FHA Mortgages                                      $  200,676.51             $   18,733.61                 $   181,942.90
GNMA                                               $  235,758.97                       N/A                 $   235,758.97
Total                                              $  436,435.48             $   18,733.61                 $   417,701.87

Interest Payable on Bonds
                                         Beginning                Interest             Interest               Additional
                                          Balance               Rate (Fixed)            Payable             Interest Payable
                                      ---------------           ------------          -----------           ----------------
                                      $ 55,833,899.93                  7.00%          $325,697.75       $        0.00

Principal Balance of Collateral
                                                   Actual Beginning               Actual Principal            Actual Ending
                                                       Balance                         Payable                    Balance
                                                   ----------------               ----------------           ---------------
FHA Mortgages                                      $  27,489,767.02               $   23,326.07              $ 27,466,440.95
GNMA                                               $  35,215,769.06               $   44,348.60              $ 35,171,420.46
Total                                              $  62,705,536.08               $   67,674.67              $ 62,637,861.41

Principal Balance of Bonds
                                                      Beginning                     Principal                    Ending
                                                       Balance                       Payable                     Balance
                                                   ---------------                --------------             ---------------
                                                   $ 55,833,899.93                $  67,674.67               $ 55,766,225.26

CRIIMI MAE Financial Corporation
7.00% Collateralized Mortgage Obligations
Payment Date:  November 3, 2003


Delinquent Mortgage Loans

                                           One Month       Two Months       Three Months+      Foreclosures
                                         --------------    -----------      -------------      ------------
Number                                               0               0                  2                 0
Scheduled Ending Principal Balance       $        0.00    $       0.00      $   66,730.70      $       0.00
Actual Ending Principal Balance:         $        0.00    $       0.00      $   66,730.70      $       0.00

Delinquent Mortgage Loans Detail

                                                                                Actual
                                                                                Stated
                                  Months                   Loan                Principal                Status of
                                Delinquent                Number                Balance                Foreclosure
                               -------------             ---------           --------------            -----------
                               Assigned to HUD            158925             $    35,837.38                 N/A
                               Assigned to HUD            158926             $    30,893.32                 N/A
                                                                             $    66,730.70
Liquidations

                            Loan              Nature of            Final Recovery                FHA            Realized
                           Number            Liquidation            Determination              Proceeds           Loss
                           ------            -----------           --------------              --------         --------


CRIIMI MAE Financial Corporation
7.00% Collateralized Mortgage Obligations
Payment Date:  November 3, 2003

P&I Advances

Aggregate P&I Advances                                              $0.00
Aggregate unreimbursed P&I Advances                                 $0.00
Interest on P&I Advances paid to Master Servicer                    $0.00
Interest accrued on unreimbursed P&I Advances                       $0.00


Realized Losses

Aggregate Realized Losses incurred                                  $0.00

Fees

                       Master                          Trustee
                    Servicing Fee                        Fee
                    -------------                     ---------

FHA Mortgages       $    1,145.41                     $  206.17
GNMA                $    1,467.32                     $  264.12
Total               $    2,612.73                     $  470.29

CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  November 3, 2003

                                                                                                    Scheduled          Actual
                                            Maturity     Note       Net     Pass-thru     I/O       Beginning         Beginning
Loan No.    Property Name                     Date       Rate      Rate        Rate       Rate       Balance           Balance
--------    -------------                   --------    ------    ------    ---------   --------  --------------    --------------
086-15001   Austin Hewitt House - II        01/01/31    9.500%     9.250%    9.191%       0.875%     226,379.11        226,379.11
086-43027   Austin Hewitt House Expansion   01/01/31   10.750%    10.500%   10.441%       1.500%   1,041,148.42      1,041,148.42
117-43049   Bell Avenue Nursing Home        09/01/31   11.000%    10.580%   10.521%       2.455%   1,810,334.07      1,810,334.07
072-43092   Centralia Fireside              10/01/32    9.125%     8.625%    8.566%       0.125%      35,837.38         35,837.38
072-43093   Centralia Friendship            11/01/32    9.000%     8.500%    8.441%       0.000%      30,893.32         30,893.32
052-43041   Devlin Manor                    10/01/32   10.000%     9.950%    9.891%       1.200%   5,481,667.77      5,481,667.77
016-43064   Eastgate Nursing                07/01/33    9.625%     9.250%    9.191%       1.250%   1,736,723.23      1,736,723.23
083-10013   Guardian Court Apts             06/01/34    8.750%     8.625%    8.566%       2.000%   2,138,780.21      2,138,780.21
117-43048   Southern Oaks Nursing Home      01/01/31   11.000%    10.375%   10.316%       1.375%   2,363,415.13      2,363,415.13
000-43043   Stoddard Baptist Nursing Home   03/01/27    8.000%     7.900%    7.841%       0.000%   8,683,130.32      8,683,130.32
121-35818   Woodcreek Apartments            10/01/26    7.250%     7.125%    7.066%       0.000%   3,941,457.77      3,941,457.77
                                                                                                  -------------     -------------
            FHA Subtotal                    11/23/28     9.03%      8.84%     8.78%        0.82%  27,489,766.73     27,489,766.73


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  November 3, 2003

                                            Scheduled      Actual        Scheduled      Actual     Scheduled    Actual Net
                                              P & I        P & I         Principal     Principal    Interest     Interest
Loan No.    Property Name                    (Gross)       (Net)          Payment       Payment     Payment      Payment
--------    -------------                   ---------   ------------   ------------  ------------  -----------  -----------
086-15001   Austin Hewitt House - II         1,938.08       1,890.92        145.91        145.91     1,745.01     1,745.01
086-43027   Austin Hewitt House Expansion    9,855.73       9,638.83        528.78        528.78     9,110.05     9,110.05
117-43049   Bell Avenue Nursing Home        17,409.23      16,772.56        811.45        811.45    15,961.11    15,961.11
072-43092   Centralia Fireside              22,822.81           0.00          0.00          0.00       257.58         0.00
072-43093   Centralia Friendship            21,974.50           0.00          0.00          0.00       218.83         0.00
052-43041   Devlin Manor                    48,350.87      48,122.49      2,670.33      2,670.33    45,452.16    45,452.16
016-43064   Eastgate Nursing                14,776.18      14,233.45        846.21        846.21    13,387.24    13,387.24
083-10013   Guardian Court Apts             16,739.55      16,519.20      1,146.72      1,146.72    15,372.48    15,372.48
117-43048   Southern Oaks Nursing Home      22,808.19      21,577.24      1,143.55      1,143.55    20,433.69    20,433.69
000-43043   Stoddard Baptist Nursing Home   68,388.21      67,664.62     10,500.68     10,500.68    57,163.94    57,163.94
121-35818   Woodcreek Apartments            29,345.41      28,934.85      5,532.44      5,532.44    23,402.41    23,402.41
                                          -----------   ------------   -----------   -----------   ----------  -----------
            FHA Subtotal                   274,408.76     225,354.16     23,326.07     23,326.07   202,504.50   202,028.09


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  November 3, 2003

                                                                                                                Paid in
                                         Interest        WL/NIS        Scheduled        Actual     Delinq.       Full    Prepayment
Loan No.    Property Name                 Strip         Interest       Ending Bal.    Ending Bal.  Status       Amount     Penalty
--------    -------------              -------------  -------------   ------------   -----------  --------     --------  -----------
086-15001   Austin Hewitt House - II         165.07       1,579.94      226,233.20     226,233.20
086-43027   Austin Hewitt House Expansion  1,301.44       7,808.61    1,040,619.64   1,040,619.64
117-43049   Bell Avenue Nursing Home       3,703.64      12,257.47    1,809,522.62   1,809,522.62
072-43092   Centralia Fireside                 0.00           0.00       35,837.38      35,837.38  Assigned to HUD
072-43093   Centralia Friendship               0.00           0.00       30,893.32      30,893.32  Assigned to HUD
052-43041   Devlin Manor                   5,481.67      39,970.49    5,478,997.44   5,478,997.44
016-43064   Eastgate Nursing               1,809.09      11,578.15    1,735,877.02   1,735,877.02
083-10013   Guardian Court Apts            3,564.63      11,807.85    2,137,633.49   2,137,633.49
117-43048   Southern Oaks Nursing Home     2,708.08      17,725.61    2,362,271.58   2,362,271.58
000-43043   Stoddard Baptist Nursing Home      0.00      57,163.94    8,672,629.64   8,672,629.64
121-35818   Woodcreek Apartments               0.00      23,402.41    3,935,925.33   3,935,925.33
                                        -----------    -----------   -------------  -------------
            FHA Subtotal                  18,733.61     183,294.48   27,466,440.66  27,466,440.66


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  November 3, 2003

                                                                                                     Scheduled            Actual
                                              Maturity     Note        Net      Pass-thru    I/O     Beginning          Beginning
Loan No.    Property Name                       Date       Rate        Rate        Rate     Rate      Balance            Balance
--------    -------------                     --------    ------      ------   ---------    ----   --------------     -------------
364007      Baptist Retirement System         06/15/18    8.250%      8.000%     7.941%              2,715,581.54      2,715,581.54
364008      Bellhaven Nursing Center          12/15/31    8.625%      8.375%     8.316%             13,675,691.38     13,675,691.38
385399      Capital Crossing Apts             05/15/21    7.980%      7.730%     7.671%              9,390,719.83      9,390,719.83
382271      Fox Hills Apartments              05/15/24    8.700%      8.250%     8.191%                902,808.60        902,808.60
318504      Plaza Apartments                  11/15/30    8.000%      7.750%     7.691%              1,223,921.58      1,223,921.58
400387      Regal Ridge Apartments            04/15/35    8.250%      8.000%     7.941%              4,308,060.33      4,308,060.33
365647      The Rebecca Apartments            03/15/34    8.500%      8.250%     8.191%              2,998,983.70      2,998,983.70
                                                                                                    -------------    --------------
             GNMA Subtotal                    10/01/29    8.35%        8.09%      8.03%     0.00%   35,215,766.96     35,215,766.96

             Total                            05/01/29    8.65%        8.42%      8.36%     0.36%   62,705,533.69     62,705,533.69


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  November 3, 2003

                                             Scheduled        Actual        Scheduled        Actual        Scheduled    Actual Net
                                               P & I          P & I         Principal       Principal       Interest    Interest
Loan No.    Property Name                     (Gross)         (Net)          Payment         Payment        Payment     Payment
--------    -------------                    ---------     ------------     ----------      ----------     ----------   -----------
364007      Baptist Retirement System          26,719.70      26,153.96      8,050.08         8,050.08      18,103.88    18,103.88
364008      Bellhaven Nursing Center          107,805.31     104,956.24      9,511.31         9,511.31      95,444.93    95,444.93
385399      Capital Crossing Apts              82,749.62      80,793.23     20,301.34        20,301.34      60,491.89    60,491.89
382271      Fox Hills Apartments                7,854.81       7,516.26      1,309.45         1,309.45       6,206.81     6,206.81
318504      Plaza Apartments                    9,215.81       8,960.82      1,056.33         1,056.33       7,904.49     7,904.49
400387      Regal Ridge Apartments             32,002.70      31,105.19      2,384.79         2,384.79      28,720.40    28,720.40
365647      The Rebecca Apartments             22,978.10      22,353.31      1,735.30         1,735.30      20,618.01    20,618.01
                                             -----------    -----------   -----------      -----------    -----------  -----------
            GNMA Subtotal                     289,326.05     281,839.01     44,348.60        44,348.60     237,490.41   237,490.41

            Total                             563,734.81     507,193.17     67,674.67        67,674.67     439,994.91   439,518.50


CRIIMI MAE FINANCIAL CORPORATION
7.00% Collateralized Mortgage Obligations
        Due 1/1/2033
Payment Date:  November 3, 2003

                                                                                                            Paid in
                                         Interest     WL/NIS         Scheduled           Actual      Delinq  Full     Prepayment
Loan No.    Property Name                 Strip      Interest      Ending Balance    Ending Balance  Status  Amount     Penalty
--------    -------------              -----------  -----------    --------------    --------------  ------  -----    ----------
364007      Baptist Retirement System                                2,707,531.46      2,707,531.46
364008      Bellhaven Nursing Center                                13,666,180.07     13,666,180.07
385399      Capital Crossing Apts                                    9,370,418.49      9,370,418.49
382271      Fox Hills Apartments                                       901,499.15        901,499.15
318504      Plaza Apartments                                         1,222,865.25      1,222,865.25
400387      Regal Ridge Apartments                                   4,305,675.54      4,305,675.54
365647      The Rebecca Apartments                                   2,997,248.40      2,997,248.40
                                       -----------  -----------    --------------    --------------
            GNMA Subtotal                                           35,171,418.36     35,171,418.36

            Total                        18,733.61   183,294.48     62,637,859.02     67,637,859.02
